Exhibit 99.1

Replacement Capital Covenant, dated as of December 6, 2006 (this “Replacement Capital Covenant”), by The PNC Financial Services, Group, Inc., a Pennsylvania corporation (together with its successors and assigns, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).

Recitals

A. On the date hereof, PNC Preferred Funding, LLC, a Delaware limited liability company (the “Company”) and an indirect subsidiary of the Corporation and PNC Bank, National Association, a national banking association (the “Bank”), is issuing 5,000 of its Fixed-to-Floating Rate Non-cumulative Perpetual Preferred Securities, liquidation preference $100,000 per security and $500,000,000 in the aggregate (the “Company Preferred Securities”), to PNC REIT Corp., a Delaware corporation (“PNC REIT”), and PNC REIT shall thereafter transfer such Company Preferred Securities to PNC Preferred Funding Trust I, a Delaware statutory trust established by the Company as grantor (“PNC Delaware”);

B. On the date hereof, PNC Delaware is issuing to PNC REIT 5,000 of its Fixed-to-Floating Rate Exchangeable Non-cumulative Perpetual Trust Securities, liquidation preference $100,000 per security and $500,000,000 in the aggregate (the “Trust Securities”) and PNC REIT is thereafter offering such Trust Securities to investors pursuant to an Offering Circular, dated November 29, 2006 (the “Offering Circular”);

C. If a “Conditional Exchange Event”, as defined and described in the Offering Circular, occurs, and the Office of the Comptroller of the Currency so directs, then the Trust Securities will automatically be exchanged for an equivalent amount of Series F Non-cumulative Perpetual Fixed-to-Floating Rate Preferred Stock (the “Bank Preferred Stock”) of the Bank (the Trust Securities, the Company Preferred Securities, and the Bank Preferred Stock, together, the “Securities”);

D. This Replacement Capital Covenant is the “Replacement Capital Covenant” referred to in the Offering Circular;

E. The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law; and

F. The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

SECTION 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.

SECTION 2. Limitations on Purchase of Securities. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that neither the Corporation nor any Restricted Subsidiary shall purchase all or any part of the Securities except to the extent that (a) the Corporation has obtained the prior approval of the Federal Reserve if such approval is then required under the Federal Reserve’s capital guidelines applicable to bank holding companies and (b) the applicable purchase price does not exceed the sum of the following amounts:

(i) 400% of the aggregate amount of net cash proceeds received by the Corporation since the most recent Measurement Date from the sale of Common Stock and rights to acquire Common Stock to Persons other than the Corporation and its Subsidiaries; plus

(ii) 100% of the aggregate amount of net cash proceeds received by the Corporation since the most recent Measurement Date from the sale of Mandatorily Convertible Preferred Stock, Debt Exchangeable for Equity and Qualifying Non-Cumulative Perpetual Preferred Stock to Persons other than the Corporation and its Subsidiaries; plus

(iii) 100% of the aggregate amount of net cash proceeds received by Subsidiaries of the Corporation since the most recent Measurement Date from the sale of REIT Preferred Securities to Persons other than the Corporation and its Subsidiaries; plus

(iv) 100% of the aggregate amount of net cash proceeds received by the Corporation since the most recent Measurement Date from the sale of Qualifying Capital Securities to Persons other than the Corporation and its Subsidiaries.

For the avoidance of doubt, the provisions of this Replacement Capital Covenant shall not apply to the automatic exchange of Trust Securities for Bank Preferred Stock described in Recital C.

SECTION 3. Covered Debt. (a) The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.

(b) On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:

(i) the Corporation shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;

(ii) if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

(iii) if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date; and

(iv) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii) or (iii) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b).

(c) Notice. In order to give effect to the intent of the Corporation described in Recital E, the Corporation covenants that (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (x) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (y) file a copy of this Replacement Capital Covenant with the Commission as an exhibit to a Form 8-K under the Securities Exchange Act; (ii) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation will include in each annual report filed with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify in such annual report the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission; (iii) if a series of the Corporation’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, the Corporation will give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in the Corporation’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable; (iv) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, the Corporation will post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (ii) and (iii) of this Section 3(c); and (v) promptly upon request by any Holder of Covered Debt, the Corporation will provide such Holder with an executed copy of this Replacement Capital Covenant.

SECTION 4. Termination, Amendment and Waiver. (a) The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earlier date (the “Termination Date”) to occur of (i) the date on which all Securities held by Persons that are not Subsidiaries of the Corporation have been redeemed or have been purchased in accordance with this Replacement Capital Covenant, (ii) the date, if any, on which the Holders of a majority by principal amount of the then-effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder and (iii) the date on which the Corporation has no series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term). From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.

(b) This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of a majority by principal amount of the then-effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the then-effective series of Covered Debt) if (i) such amendment eliminates Common Stock or Mandatorily Convertible Preferred Stock as a security or securities covered by clauses (i) and (ii) of Section 2 and the Corporation has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so would result in a reduction in the Corporation’s earnings per share as calculated for financial reporting purposes or (ii) such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt and an officer of the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt.

(c) For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then-effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.

SECTION 5. Miscellaneous. (a) This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.

(b) This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time-to-time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person acquires, holds or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt).

(c) All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Replacement Capital Covenant:

The PNC Financial Services Group, Inc.

One PNC Plaza

249 Fifth Avenue Pittsburgh, Pennsylvania 15222-2707

Attention: Kevin Glass

Facsimile No: 412-705-0044

IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:	/s/ Kevin Roy Glass
Name:	Kevin R. Glass
Title:	Vice President

Schedule 1

Definitions

“Alternative Payment Mechanism” means, with respect to any securities or combination of securities (together in this definition, “such securities”), provisions in the related transaction documents requiring the Corporation to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising eligible proceeds at least equal to the deferred Distributions on such securities and apply the proceeds to pay unpaid Distributions on such securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the Corporation pays current Distributions on such securities and (y) the fifth anniversary of the commencement of such deferral period, and that

(a) define “eligible proceeds” to mean, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters’ or placement agents’ fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities, where applicable, and including the fair market value of property received by the Corporation or any of its Subsidiaries as consideration for such securities) that the Corporation has received during the 180 days prior to the related Distribution Date from the issuance of APM Qualifying Securities, up to the Preferred Cap (as defined in paragraph (f), below) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Perpetual Preferred Stock;

(b) permit the Corporation to pay current Distributions on any Distribution Date out of any source of funds but (x) require the Corporation to pay deferred Distributions only out of eligible proceeds and (y) prohibit the Corporation from paying deferred Distributions out of any source of funds other than eligible proceeds, unless (if the Corporation elects to so provide in the terms of such securities) the Federal Reserve directs otherwise;

(c) if deferral of Distributions continues for more than one year, require the Corporation not to redeem or repurchase any securities of the Corporation that on a bankruptcy or liquidation of the Corporation rank pari passu with or junior to such securities until at least one year after all deferred Distributions have been paid;

(d) notwithstanding the foregoing provision, if the Federal Reserve disapproves the issuer’s sale of APM Qualifying Securities, may (if the Corporation elects to so provide in the term of such securities) permit the Corporation to pay deferred Distributions from any source without a breach of its obligations under the transaction documents;

(e) if the Federal Reserve does not disapprove the Corporation’s issuance and sale of APM Qualifying Securities but disapproves the use of the proceeds thereof to pay deferred Distributions, may (if the Corporation elects to so provide in the terms of such securities) permit the Corporation to use such proceeds for other purposes and to continue to defer Distributions without a breach of its obligations under the transaction documents; and

(f) with respect to “caps” on the Corporation’s obligation or right to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities to settle deferred Distributions:

(i) limit the obligation of the Corporation to issue (or use commercially reasonable efforts to issue) Common Stock or rights to purchase Common Stock pursuant to the Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to the Alternative Payment Mechanism) to settle deferred Distributions attributable to the first five years of any deferral period to an amount not exceeding 2% of the product of the average of the current stock market prices of the Common Stock on the ten consecutive trading days ending on the fourth trading day immediately preceding the date of issuance multiplied by the total number of issued and outstanding shares of Common Stock as of the date of the Corporation’s most recent publicly available consolidated financial statements (the “Common Cap”), provided (and it being understood) that (x) once the Corporation reaches the Common Cap, until the Common Cap ceases to apply the Corporation will not be required to issue more Common Stock or rights to purchase Common Stock under the Alternative Payment Mechanism with respect to deferred Distributions attributable to the first five years of a deferral period even if the amount referred to in this subclause (i) subsequently increases because of a subsequent increase in the current market price of Common Stock or the number of outstanding shares of Common Stock, and (y) the Common Cap shall cease to apply to such deferral period by a date (as specified in the related transaction documents) which shall be not later than the ninth anniversary of the commencement of such deferral period; and

(ii) limit the obligation or right of the Corporation to issue (or use commercially reasonable efforts to issue) Qualifying Non-Cumulative Perpetual Preferred Stock pursuant to the Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to such Alternative Payment Mechanism) to settle deferred Distributions to an amount not exceeding 25% of the initial principal or stated amount of the securities that are the subject of the related Alternative Payment Mechanism (the “Preferred Cap”);

provided (and it being understood) that:

(a) the Corporation shall not be obligated to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;

(b) if, due to a Market Disruption Event or otherwise, the Corporation is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the Corporation will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap and Preferred Cap, as applicable; and

(c) if the Corporation has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the Corporation from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis in proportion to the total amounts that are due on such securities, or on such other basis as the Federal Reserve may approve.

“APM Qualifying Securities” means, with respect to an Alternative Payment Mechanism, one or more of the following (as designated in the transaction documents for the Qualifying Capital Securities that include an Alternative Payment Mechanism or Debt Exchangeable for Equity):

(a)	Common Stock;

(b)	rights to purchase Common Stock; or

(c)	Qualifying Non-Cumulative Perpetual Preferred Stock;

provided (and it being understood) that if the APM Qualifying Securities for any Alternative Payment Mechanism include both Common Stock and rights to purchase Common Stock, such Alternative Payment Mechanism may permit, but need not require, the Corporation to issue rights to purchase Common Stock.

“Appropriate Federal Banking Agency” means, as to a Depository Institution Subsidiary, the Federal bank regulatory agency or authority that is the “appropriate Federal banking agency” (within the meaning of 12 U.S.C. § 1813(q)) with respect to such Depository Institution Subsidiary.

“Bank” has the meaning specified in Recital A.

“Bank Preferred Stock” has the meaning specified in Recital C.

“Business Day” means each day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in New York, New York or Pittsburgh, Pennsylvania are authorized or required by law or executive order to remain closed.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means common stock of the Corporation (including treasury shares and shares of common stock issued pursuant to the Corporation’s dividend reinvestment plan and employee benefit plans).

“Company” has the meaning specified in Recital A.

“Corporation” has the meaning specified in the introduction to this instrument; provided, however, that (a) for purposes of the definitions of “Qualifying Capital Securities”, “Eligible Senior Debt” and “Eligible Subordinated Debt” and the use of the term “Corporation” within each such definition and (b) as used in clauses (i), (ii) and (iv) of Section 2, the term “Corporation” includes any Subsidiary of the Corporation that is not a Restricted Subsidiary if such Subsidiary is a “finance subsidiary” of the Corporation within the meaning of paragraph (h)(7) of Rule 3-10 of the Commission Regulation S-X and, accordingly, the Corporation fully and unconditionally guarantees the securities of such Subsidiary, in which case each reference in each such definition or in such clause of Section 2 to securities or long-term indebtedness for borrowed money, as applicable, of the Corporation shall include securities of such a finance subsidiary of the Corporation and the related guarantee of the Corporation, taken together.

“Covered Debt” means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

“Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys or holds long-term indebtedness for money borrowed of the Corporation during the period that such long-term indebtedness for money borrowed is Covered Debt.

“Debt Exchangeable for Equity” means a security or combination of securities (together in this definition, “such securities”) that:

(a) gives the holder a beneficial interest in (a) subordinated debt securities of the Corporation that include a provision requiring the Corporation to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising proceeds at least equal to the deferred Distributions on such subordinated debt securities commencing not later than two years after initial issuance of such securities and that are the most junior subordinated debt of the Corporation (or rank pari passu with the most junior subordinated debt of the Corporation) and (b) a fractional interest in a stock purchase contract for a share of non-cumulative perpetual preferred stock of the Corporation that ranks pari passu with or junior to all other preferred stock of the Corporation (in this definition, “preferred stock” of the Corporation);

(b) provides that the investors directly or indirectly grant to the Corporation a security interest in such subordinated debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the investors’ direct or indirect obligation to purchase preferred stock of the Corporation pursuant to such stock purchase contracts;

(c) includes a remarketing feature pursuant to which the subordinated debt of the Corporation is remarketed to new investors commencing not later than the first Distribution Date that is at least five years after the date of issuance of the security or earlier in the event of an early settlement event based on (a) the capital ratios of the Corporation, (b) the capital ratios of the Corporation as anticipated by the Federal Reserve, or (c) the dissolution of the issuer of such Debt Exchangeable for Equity;

(d) provides for the proceeds raised in the remarketing to be used to purchase preferred stock of the Corporation under the stock purchase contracts and, if there has not been a successful remarketing by the first Distribution Date that is six years after the date of issuance of such securities, provides that the stock purchase contracts will be settled by the Corporation foreclosing on its subordinated debt securities or other collateral directly or indirectly pledged by investors in the Debt Exchangeable for Equity;

(e) includes a replacement capital covenant substantially similar to this Replacement Capital Covenant that will apply to such securities and to the preferred stock of the Corporation; and

(f) after the issuance of such preferred stock of the Corporation, provides the holder of the security with a beneficial interest in such preferred stock of the Corporation;

provided that Debt Exchangeable for Equity may not be a replacement capital security under a replacement capital covenant for a prior issuance of Debt Exchangeable for Equity.

“Distribution Date” means, as to any securities or combination of securities, the dates on which Distributions on such securities are scheduled to be made.

“Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.

“Distributions” means, as to a security or combination of securities, dividends, interest or other income distributions to the holders thereof that are not subsidiaries of the Corporation.

“Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

“Eligible Senior Debt” means, at any time, each series of the Corporation’s then outstanding long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding up of the Corporation, ranks most senior among the Corporation’s then outstanding classes of indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the Corporation has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the Corporation, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the Corporation’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Eligible Subordinated Debt” means, at any time, each series of the Corporation’s then-outstanding long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding up of the Corporation, ranks subordinate to the Corporation’s then outstanding series of indebtedness for money borrowed that ranks most senior, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the Corporation has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, and (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the Corporation, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Exchange Event” has the meaning specified in Recital C.

“Existing Junior Subordinated Debentures” means the Corporation’s 6.125% Junior Subordinated Deferrable Interest Debentures due December 15, 2033, issued by the Corporation on December 18, 2003 to PNC Capital Trust B.

“Federal Reserve” means the Board of Governors of the Federal Reserve System, and any regional Federal Reserve Bank in which the Corporation owns stock.

“Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.

“Initial Covered Debt” means the Corporation’s $200,000,000 Floating Rate Junior Subordinated Notes issued by the Corporation on June 9, 1998, CUSIP No. 693475AE5.

“Intent-Based Replacement Disclosure” means, as to any security or combination of securities, that the Corporation has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the Corporation under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that the Corporation will redeem or repurchase such securities only with the proceeds of replacement capital securities that have equity-like characteristics at the time of redemption or repurchase that are the same as or more equity-like than the securities then being redeemed or repurchased, raised within 180 days prior to the applicable redemption or repurchase date. Notwithstanding the use of the term “Intent-Based Replacement Disclosure” in the definitions of “Qualifying Capital Securities” and “Qualifying Non-Cumulative Perpetual Preferred Stock”, the requirement in each such definition that a particular security or the related transaction documents include Intent-Based Replacement Disclosure shall be disregarded and given no force or effect for so long as the Corporation is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended.

“Mandatorily Convertible Preferred Stock” means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into Common Stock of the Corporation within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock.

“Mandatory Trigger Provision” means, as to any security or combination of securities (together in this definition, “securities”), provisions in the terms thereof or of the related transaction agreements that (A) require, or at its option in the case of non-cumulative perpetual preferred stock permit, the issuer of such securities to make payment of Distributions on such securities only pursuant to the issuance and sale of APM Qualifying Securities, within two years of a failure to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in an amount such that the net proceeds of such sale at least equal the amount of unpaid Distributions on such securities (including without limitation all deferred and accumulated amounts) and in either case require the application of the net proceeds of such sale to pay such unpaid Distributions, provided that if the APM Qualifying Securities issued and sold are Qualifying Non-Cumulative Perpetual Preferred Stock the amount of the net proceeds of non-cumulative perpetual preferred stock which the issuer may apply to pay such Distributions pursuant to such provision may not exceed 25% of the initial liquidation or principal amount of such securities, (B) if the APM Qualifying Securities are Common Stock or rights to acquire Common Stock, prohibit the issuer from repurchasing any Common Stock prior to the date six months after the issuer applies the net proceeds of the sales described in clause (A) to pay such unpaid Distributions in full, and (C) upon any liquidation, dissolution, winding up or reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the Corporation, limit the claim of the holders of such securities (other than non-cumulative perpetual preferred stock) to Distributions that accumulate during a period in which the Corporation fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements to (x) 25% of the stated or principal amount of such securities then outstanding in the case of securities not permitting the issuance and sale pursuant to the provisions described in clause (A) above of securities other than Common Stock or rights to acquire Common Stock or (y) two years of accumulated and unpaid Distributions in all other cases. No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer’s exercise of its right under an Optional Deferral and Forgiveness Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years. It is acknowledged that as of the date hereof the Federal Reserve has not approved a Mandatory Trigger Provision in a security or combination of securities issued by a bank holding company to be treated as Tier 1 capital for the bank holding company.

“Market Disruption Event” means the occurrence or existence of any of the following events or sets of circumstances:

(a) the Corporation would be required to obtain the consent or approval of its shareholders or a regulatory body (including, without limitation, any securities exchange) or governmental authority to issue or sell APM Qualifying Securities and such consent or approval has not yet been obtained notwithstanding the Corporation’s commercially reasonable efforts to obtain such consent or approval or the Federal Reserve instructs the Corporation not to sell or offer for sale APM Qualifying Securities at such time;

(b) trading in securities generally on the New York Stock Exchange or any other national securities exchange or over-the-counter market on which the Common Stock and/or the Corporation’s preferred stock is then listed or traded shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or market by the Commission, by the relevant exchange or by any other regulatory body or governmental body having jurisdiction, and the establishment of such minimum prices materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, Common Stock and/or the Corporation’s preferred stock;

(c) a banking moratorium shall have been declared by the federal or state authorities of the United States such that market trading in the Common Stock and/or the Corporation’s preferred stock has been materially disrupted;

(d) a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States such that market trading in the Common Stock and/or the Corporation’s preferred stock has been materially disrupted;

(e) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other national or international calamity or crisis such that market trading in the Common Stock and/or the Corporation’s preferred stock has been materially disrupted;

(f) there shall have occurred such a material adverse change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities, such that market trading in the Common Stock and/or the Corporation’s preferred stock has been materially disrupted;

(g) an event occurs and is continuing as a result of which the offering document for such offer and sale of APM Qualifying Securities would, in the judgment of the Corporation, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and either (a) the disclosure of that event at such time, in the judgment of the Corporation, is not otherwise required by law and would have a material adverse effect on the business of the Corporation or (b) the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the ability of the Corporation to consummate such transaction, provided that no single suspension period contemplated by this paragraph (vii) shall exceed 90 consecutive days and multiple suspension periods contemplated by this paragraph (vii) shall not exceed an aggregate of 180 days in any 360-day period; or

(h) the Corporation reasonably believes, for reasons other than those referred to in paragraph (g) above, that the offering document for such offer and sale of APM Qualifying Securities would not be in compliance with a rule or regulation of the Commission and the Corporation is unable to comply with such rule or regulation or such compliance is unduly burdensome, provided that no single suspension period contemplated by this paragraph (h) shall exceed 90 consecutive days and multiple suspension periods contemplated by this paragraph (h) shall not exceed an aggregate of 180 days in any 360-day period.

The definition of “Market Disruption Event” as used in any securities or combination of securities that constitute Qualifying Securities may include less than all of the paragraphs outlined above, as determined by the Corporation at the time of issuance of such securities, and in the case of clauses (a), (b), (c) and (d), as applicable to a circumstance where the Corporation would otherwise endeavor to issue preferred stock, shall be limited to circumstances affecting markets where the Corporation’s preferred stock trades or where a listing for its trading is being sought.

“Measurement Date” means, with respect to any redemption, repurchase or purchase of Securities, the date six months prior to the delivery of notice of such redemption or the date of such repurchase or purchase.

“Non-Cumulative” means, with respect to any securities, that the issuer thereof may elect not to make any number of periodic Distributions without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies.

“No Payment Provision” means a provision or provisions in the transaction documents for securities (referred to in this definition as “such securities”) that include the following:

(a) an Alternative Payment Mechanism; and

(b) an Optional Deferral Provision modified and supplemented from the general definition of that term to provide that:

(i) the issuer of such securities may, in its sole discretion, or (if the Corporation elects to so provide in the terms of such securities) shall in response to a directive or order from the Federal Reserve, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years or, if a Market Disruption Event has occurred and is continuing, ten years, without any remedy other than Permitted Remedies and the obligations (and limitations on obligations) described in the definition of “Alternative Payment Mechanism” applying; and

(ii) if the Corporation becomes subject to a bankruptcy, insolvency, receivership or similar proceeding prior to the redemption or repayment of such securities, the holders of such securities will have no claim to any deferred and unpaid Distributions exceeding (x) if the APM Qualifying Securities include only Common Stock or rights to acquire Common Stock and do not include Qualifying Non-Cumulative Perpetual Preferred Stock, 25% of the principal or stated amount of such securities then outstanding and (y) if the APM Qualifying Securities include Qualifying Non-Cumulative Perpetual Preferred Stock, two years of Distributions on such securities; provided, however, that if the APM Qualifying Securities include non-cumulative perpetual preferred stock and, accordingly, clause (y) applies, holders of such securities may have an additional claim effectively ranking pari passu with preferred stock of the Corporation in respect of deferred and unpaid distributions which are in excess of two years of Distributions up to the amount equal to their pro rata shares of any unused portion of the Preferred Cap (as defined in the definition of “Alternative Payment Mechanism”).

“NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.

“OCC” means the Office of the Comptroller of the Currency.

“Offering Circular” has the meaning specified in Recital B.

“Optional Deferral Provision” means, as to any securities or combination of securities (together in this definition, “securities”), a provision in the terms thereof or of the related transaction agreements to the effect that the issuer of such securities may, in its sole discretion, defer or skip in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to ten years without any remedy other than Permitted Remedies.

“Other Qualifying Replacement Capital Covenant” means a replacement capital covenant, as identified by the Corporation’s Board of Directors acting in good faith and in its reasonable discretion and reasonably construing the definitions and other terms of this Replacement Capital Covenant, (i) entered into by a company that at the time it enters into such replacement capital covenant is a reporting company under the Securities Exchange Act and (ii) that restricts the related issuer from redeeming or purchasing identified securities except out of the proceeds of specified replacement capital securities that have terms and provisions at the time of redemption or repurchase that are as or more equity-like than the securities then being redeemed or repurchased, raised within 180 days prior to the applicable redemption or repurchase date (and, if the replacement capital securities are Common Stock or rights to acquire Common Stock, with the Corporation being deemed to receive the applicable percentage (which, depending upon the equity-like characteristics being redeemed or repurchased as of the date of redemption or repurchase will be 133.33% if such securities are perpetual or have a remaining term to maturity of more than 50 years, 200% if such securities have a remaining term to maturity of 50 years or less but more than 30 years, and 400% if such securities have a remaining term to maturity of 30 years or less but more than 20 years) of the proceeds actually received).

“Permitted Remedies” means, with respect to any securities, one or more of the following remedies:

(a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded); and

(b) complete or partial prohibitions on the issuer paying Distributions on or repurchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as distributions on such securities, including unpaid distributions, remain unpaid.

“Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

“PNC Delaware” has the meaning specified in Recital A.

“Qualifying Capital Securities” means securities (other than Common Stock, rights to acquire Common Stock and securities convertible into Common Stock, such as Mandatorily Convertible Preferred Stock and Debt Exchangeable into Equity) that, in the determination of the Corporation’s Board of Directors reasonably construing the definitions and other terms of this Replacement Capital Covenant, meet the criteria in one of the subparagraphs in either paragraph (i) below (“Type 1 Securities”), in paragraph (ii) below (“Type 2 Securities”), or in paragraph (iii) below (“Type 3 Securities”), as follows:

(i)	for Type 1 Securities:

(A) securities issued by the Corporation that (1) rank (or would rank if the Existing Junior Subordinated Debentures remained outstanding) junior to the Existing Junior Subordinated Debentures upon the liquidation, dissolution or winding up of the Corporation, (2) have a No Payment Provision, (3) have no maturity or a maturity of at least 60 years and (4) either (x) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or to an Other Qualifying Replacement Capital Covenant or (y) have a Mandatory Trigger Provision and are subject to Intent-Based Replacement Disclosure; or

(B) securities issued by the Corporation that (1) rank pari passu or junior to other preferred stock of the Corporation, (2) have no maturity or a maturity of at least 40 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant, (4) have an Optional Deferral Provision and (5) have a Mandatory Trigger Provision; or

(ii)	for Type 2 Securities:

(A) all securities described in clause (i) of this definition;

(B) securities issued by the Corporation that (1) rank (or would rank if the Existing Junior Subordinated Debentures remained outstanding) junior to the Existing Junior Subordinated Debentures upon a liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity of at least 60 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant and (4) have an Optional Deferral Provision;

(C) securities issued by the Corporation that (1) rank (or would rank if the Existing Junior Subordinated Debentures remained outstanding) junior to the Existing Junior Subordinated Debentures upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative and (3) (x) have no maturity or a maturity of at least 60 years and (y) are subject to Intent-Based Disclosure;

(D) securities issued by the Corporation that (1) rank (or would rank if the Existing Junior Subordinated Debentures remained outstanding) junior to the Subordinated Debentures upon a liquidation, dissolution or winding up of the Corporation, (2) are Non-Cumulative, (3) have no maturity or a maturity of at least 40 years and (4) either (x) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant or (y) have a Mandatory Trigger Provision and are subject to Intent-Based Replacement Disclosure;

(E) cumulative preferred stock issued by the Corporation that (1) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (2) (x) has no maturity or a maturity of at least 60 years and (y) is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant; or

(F) other securities issued by the Corporation that (1) rank upon a liquidation, dissolution or winding-up of the Corporation either (x) junior to the Existing Junior Subordinated Debentures (or would so rank if the Existing Junior Subordinated Debentures remained outstanding) or (y) pari passu with the claims of the Corporation’s trade creditors and junior to all of the Corporation’s long-term indebtedness for money borrowed (other than the Corporation’s long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the Corporation); and (2) either (x) have no maturity or a maturity of at least 40 years and have an Optional Deferral Provision, a Mandatory Trigger Provision and Intent-Based Replacement Disclosure or (y) have no maturity or a maturity of at least 25 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant and have a Mandatory Trigger Provision; or

(iii)	for Type 3 Securities:

(A) all securities described under clause (ii) of this definition;

(B) preferred stock issued by the Corporation that (1) (x) has no maturity or a maturity of at least 60 years and (y) is subject to Intent-Based Replacement Disclosure and (2) has an Optional Deferral Provision;

(C) securities issued by the Corporation or its Subsidiaries that (1) rank (or would rank if the Existing Junior Subordinated Debentures remained outstanding) junior to the Existing Junior Subordinated Debentures upon a liquidation, dissolution or winding up of the Corporation, (2) either (A) have no maturity or a maturity of at least 60 years and are subject to Intent-Based Replacement Disclosure or (B) have no maturity or a maturity at least 30 years and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant and (3) have an Optional Deferral Provision; or

(D) cumulative preferred stock issued by the Corporation or its Subsidiaries that either (1) (x) has no maturity or a maturity of at least 60 years and (y) is subject to Intent-Based Disclosure or (2) has a maturity of at least 40 years and is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant.

“Qualifying Non-Cumulative Preferred Stock” means non-cumulative preferred stock of the Corporation that ranks pari passu with or junior to all other preferred stock of the Corporation, is perpetual and is subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or has a Mandatory Trigger Provision and is subject to Intent-Based Replacement Disclosure, and in each case as to which the transaction documents provide for no remedies as a consequence of non-payment of Distributions other than Permitted Remedies.

“Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date and (c) if such Covered Debt is not Eligible Subordinated Debt of the Corporation, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.

“REIT Preferred Securities” means Non-Cumulative perpetual preferred stock of a Subsidiary of the Bank or a Subsidiary of another Subsidiary of the Corporation that is a depository institution within the meaning of 12 C.F.R. § 204.2(m) (the Bank or such other Subsidiary, a “Depository Institution Subsidiary”), which may or may not be a “real estate investment trust” (“REIT”) within the meaning of Section 856 of the Internal Revenue Code that is exchangeable for Non-Cumulative perpetual preferred stock of the Corporation or a Depository Institution Subsidiary and satisfies the following requirements:

(a) such Non-Cumulative perpetual preferred stock of a Subsidiary of the Depository Institution Subsidiary and the related Non-Cumulative perpetual preferred stock of the Corporation or the Depository Institution Subsidiary for which it may be exchanged qualify as Tier 1 capital of the Depository Institution Subsidiary under the risk-based capital guidelines of the Appropriate Federal Banking Agency and related interpretive guidance of such Agency (for example, in the case of the OCC, Corporate Decision 97-109) (disregarding any quantitative limits);

(b) such Non-Cumulative perpetual preferred stock of a Subsidiary of the Depository Institution Subsidiary must be exchangeable automatically into Non-Cumulative perpetual preferred stock of the Corporation or the Depository Institution Subsidiary in the event that the Appropriate Federal Banking Agency directs such Depository Institution Subsidiary in writing to make a conversion because such Depository Institution Subsidiary is (i) undercapitalized under the applicable prompt corrective action regulations (which, for example, in the case of the OCC and applicable to national banks, are at 12 C.F.R. 6.4(b)), (ii) placed into conservatorship or receivership, or (iii) expected to become undercapitalized in the near term;

(c) if such Subsidiary of the Depository Institution Subsidiary is a REIT, the transaction documents include provisions that would enable the REIT to stop paying Distributions on its Non-Cumulative perpetual preferred stock without causing the Subsidiary to fail to comply with the income distribution and other requirements of the Internal Revenue Code applicable to REITs;

(d) such Non-Cumulative perpetual preferred stock of the Corporation or the Depository Institution Subsidiary issued upon exchange for the non-cumulative perpetual preferred stock of a Subsidiary of a Depository Institution Subsidiary issued as part of such transaction ranks pari passu or junior to other preferred stock of the Corporation or a Depository Institution Subsidiary, as applicable; and

(e) such REIT Preferred Securities and Non-Cumulative perpetual preferred stock of the Corporation or the Depository Institution Subsidiary for which it may be exchanged are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant.

“Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.

“Restricted Subsidiary” means each Subsidiary of the Corporation other than (i) the Bank or (ii) any Person that is a Subsidiary of the Bank.

“Securities” has the meaning specified in Recital C.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.

“Termination Date” has the meaning specified in Section 4(a).

“Trust Securities” has the meaning specified in Recital B.